UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

LATITUDE 360, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-55259	20-5587756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6022 San Jose Blvd.	32217
Jacksonville, FL	(Zip Code)
(Address of Principal Executive Offices)

(972) 771-4205

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 19, 2015, management and the Audit Committee of the Board of Directors of Latitude 360, Inc. (the “Company”) concluded that a restatement of the Company’s financial statements is required for the period ended December 31, 2014 and the quarterly periods ended June 30, 2014, September 30, 2014 and March 31, 2015, and that, as such, the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2014, September 30, 2014 and March 31, 2015 should no longer be relied upon. The Company intends to file amendments to the Annual Report and the Quarterly Reports as soon as possible.

The corrections had a material effect on the Company’s assets, liabilities, retained earnings and statement of operations.

In particular, management has made the following corrections to the above mentioned financial statements.

1.	Record the value of leasehold improvements funded by the Company’s landlord and the related deferred rent on the Company’s balance sheet;

2.	Correct the recording of stock based compensation;

3.	Correct the recording of certain capital leases that had been previously treated as operating leases;

4.	Correct the accounting for the merger of Latitude 360, Inc. and Kingdom Koncrete, Inc. to account for it as a reverse acquisition;

5.	Correct the recording of certain equity transactions;

6.	Reverse the recognition of certain franchise fee revenue that should not have been recorded;

7.	Record the effect of derivative liabilities that had not previously been recorded; and

8.	Record the effect of certain non-cash interest expense and the amortization of debt discounts.

Specifically, the changes described herein will result in a change to the assets, and equity portions of the consolidated balance sheets at the aforementioned reporting dates and will result in a change in the results of operations and earnings (loss) per share as reported in the Company’s statement of operations for such periods.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

Item 8.01 Other Events.

On August 18, 2015, the Company discovered that the Form 12b-25 it filed with the Securities and Exchange Commission (“SEC”) on August 14, 2015, contained disclosures that were inadvertently inserted by the Company’s EDGAR filing agent from another registrant’s filing. Such disclosures, including statements regarding the registrant’s limited cash resources and liquidity and deterioration in the registrant’s financial results from prior periods, do not pertain to the Company and were included in the Form 12b-25 in error. The Company filed an amended Form 12b-25 on August 18, 2015, without such erroneous disclosures, and has submitted a letter to the SEC requesting the removal of the original Form 12b-25 from the EDGAR filing system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LATITUDE 360, INC.

By	/s/ Alan Greenstein
Name:	Alan Greenstein
Title:	Chief Financial Officer

Date: August 19, 2015